UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2004
Date of Report (Date of earliest event reported)

Commission file number 000-13109

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	98-0390488
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

55 Shuman Boulevard, Suite 400
Naperville, Illinois	60563
(Address of principal executive offices)	(Zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 5. OTHER EVENTS

On March 26, 2004, Greyhound Lines, Inc. (“Greyhound”), a wholly-owned subsidiary of Laidlaw International, Inc., issued a press release announcing it has reached an agreement with the Amalgamated Transit Union National Local 1700 for a new collective bargaining agreement. A copy of the press release is filed as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

Exhibit Number	Description
99.1	Press Release dated March 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2004
LAIDLAW INTERNATIONAL, INC.
	By:	/s/ Douglas A. Carty
Douglas A. Carty
Senior Vice President and Chief Financial Officer

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